UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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National Bancshares Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NATIONAL BANCSHARES CORPORATION
112 West Market Street
Orrville, Ohio 44667
(330) 682-1010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Shareholders of National Bancshares Corporation (the “Annual Meeting”) will be held at the Operations Center of First National Bank, 1444 North Main Street, Orrville, Ohio on Thursday, April 22, 2010 at 2:00 pm local time for the following purposes:

(1) to elect three directors for a three-year term ending in 2013;

(2) to ratify the appointment of Crowe Horwath LLP as National Bancshares Corporation’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2010; and

(3) to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Holders of common shares of record at the close of business on March 5, 2010 are entitled to vote at the Annual Meeting.

By Order of the Board of Directors,

James R. VanSickle
Chief Financial Officer

March 29, 2010

Important notice regarding the availability of proxy materials for the Shareholder Meeting to be held on April 22, 2010. The Company’s Proxy Statement and Annual Report to security holders for the fiscal year ended December 31, 2009 is also available at www.discoverfirstnational.com/reports.

NATIONAL BANCSHARES CORPORATION
112 West Market Street
Orrville, Ohio 44667
(330) 682-1010

PROXY STATEMENT

This proxy statement is furnished by National Bancshares Corporation (“National Bancshares”) and its wholly-owned subsidiary, First National Bank of Orrville (the “Bank” and collectively with National Bancshares, the “Company”) in connection with the solicitation by National Bancshares’ Board of Directors (the “Board”) of proxies to be used at the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournments or postponements thereof. The Annual Meeting will be held on Thursday, April 22, 2010 at 2:00 pm local time at the Operations Center of First National Bank, 1444 North Main Street, Orrville, Ohio. The accompanying Notice of Annual Meeting of Shareholders and this proxy statement are first being mailed to shareholders on or about March 29, 2010. Holders of common shares of record on March 5, 2010 (the “Record Date”) are entitled to vote at the Annual Meeting.

INFORMATION ABOUT THE MEETING

Purpose of the Meeting — At the Annual Meeting we will ask National Bancshares shareholders to elect three directors to serve until the 2013 annual meeting or until their successors are elected and qualified and to ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2010.

Voting and Revocation of Proxies — Proxies solicited by the Board may be used at the Annual Meeting and any postponement or adjournments thereof only and will not be used for any other meeting. The proxies will be voted in accordance with the directions given. If no directions are given, proxies will be voted FOR the election of each of the individuals nominated by the Board.

Shareholders who execute proxies retain the right to revoke them at any time, but revocation will not affect a vote previously taken. You may revoke a proxy by:

•	attending the Annual Meeting and advising National Bancshares’ Secretary that you intend to vote in person (your attendance at the Annual Meeting will not constitute revocation of a proxy);

•	giving a subsequent proxy relating to the same shares; or

•	filing with the Secretary at or before the Annual Meeting a written notice of revocation bearing a later date than the proxy.

A written notice revoking a proxy should be delivered to Mr. Paul G. Kubiak, Secretary, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667. Unless revoked, the shares represented by proxies will be voted at the Annual Meeting.

Record Date and Outstanding Shares; Quorum — On the Record Date for the meeting there were 2,205,973 common shares of National Bancshares issued and outstanding. To constitute a quorum at the Annual Meeting, according to Article II, section 7 of National Bancshares’ Code of Regulations, the holders of shares entitling them to exercise a majority of the voting power must be present in person or by proxy. Proxies marked “abstain” will be considered present for purposes of establishing that a quorum exists. Likewise, shares held by brokers in street name that are voted on at least one proposal will be considered present for purposes of establishing that a quorum exists.

Vote Required and Cumulative Voting — Directors are elected by a plurality vote. Accordingly, nominees receiving the greatest number of votes will be elected. Votes that are withheld in the election of directors will, therefore, have no effect. If all nominees for Class II are elected at the Annual Meeting, there will be one vacancy in Class II. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Shareholders may vote cumulatively in the election of directors. To invoke the right to vote cumulatively in the election of directors, according to Ohio general corporation law section 1701.55(C), a shareholder must give advance written notice of his or her desire that voting in the election of directors be cumulative. The notice must be given to National Bancshares’ President or Chief Financial Officer at least 48 hours before the time fixed for holding a meeting to elect directors. If, at the convening of the meeting, an announcement of the cumulative voting notice is then made by the chairman of the meeting, or by or on behalf of the shareholder giving the notice, every shareholder will have cumulative voting rights in the election of directors. When shares are voted cumulatively, you multiply the number of shares you own by the number of directors to be elected to determine the total number of votes you may cast. You may give any one or more of the nominees any portion of the total number of your votes. Proxies solicited by the Board would also be voted cumulatively if a shareholder properly invokes the right to vote cumulatively. For all purposes other than election of directors, each share is entitled to one vote.

Abstentions and Broker Non-Votes — Abstention may be specified on all proposals except the election of directors. Although abstentions are counted for purposes of establishing that a quorum is present, abstentions and broker non-votes are not counted as votes cast. Because directors are elected by a plurality of votes cast, abstentions and broker non-votes have no effect on the election of directors.

Solicitation of Proxies — In addition to soliciting proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, without additional compensation. The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy material to the beneficial owners of common shares.

Voting Securities and Principal Holders — The following table sets forth the beneficial ownership of National Bancshares’ common shares by each of its directors, director nominees and named executive officers, and the directors and executive officers as a group, as of the Record Date. For purposes of the table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power, or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named or are shared with members of his or her household. Shares deemed to be outstanding for purposes of computing “Percent of Class” are calculated on the basis of 2,205,973 shares outstanding as of the Record Date.

	Common shares
	beneficially	Percent
Directors, director nominees and named executive officers	owned	of Class

Sara Steinbrenner Balzarini	18,437	*
John P. Cook, CPA, Ph.D.	2,400	*
Bobbi E. Douglas	710	*
John W. Kropf(1)	37,434	1.70%
John L. Muhlbach, Jr.	2,000	*
Thomas R. Poe	1,092	*
Victor B. Schantz	11,300	*
Steve Schmid(2)	8,574	*
James R. Smail	10,863	*
James R. VanSickle	2,317	*
David C. Vernon	4,150	*
Howard J. Wenger(3)	80,241	3.64%
Albert W. Yeagley	1,633	*
All directors, nominees and executive officers as a group (15 people)	182,534	8.27%

*	Beneficial ownership is less than 1% of the class

(1)	Includes 5,880 common shares owned by John W. Kropf’s spouse.

(2)	Includes 7,582 common shares owned by Steve Schmid’s spouse.

(3)	Includes 10,918 common shares owned by Howard J. Wenger’s spouse.

As of the Record Date, no person was known by National Bancshares to be the beneficial owner of more than 5% of the outstanding common shares of National Bancshares, except as follows:

	Common shares
	beneficially	Percent
Name and address of beneficial owner	owned	of Class

MacNealy Hoover Investment Management, Inc. 200 Market Avenue North, Suite 200 Canton, Ohio 44702	172,866 (1)	7.84%

(1)	According to a conversation held with Harry C. MacNealy on March 1, 2010, (i) MacNealy Hoover Investment Management, Inc. (“MacNealy”) beneficially owns 167,466 common shares in various client accounts as an investment adviser, or 7.59% of National Bancshares’ outstanding common shares, (ii) Harry C. MacNealy beneficially owns 4,500 common shares held in his personal accounts, or 0.21% of National Bancshares’ outstanding common shares, (iii) Charles H. Hoover beneficially owns 900 common shares, or 0.04% of National Bancshares’ outstanding common shares. Mr. MacNealy is the Chief Executive Officer and Chief Compliance Officer of MacNealy and Mr. Hoover is the President of MacNealy, and, together, they have the power to vote 172,866 common shares, or 7.84% of National Bancshares outstanding common shares.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Classification and Vacancies — The Board is divided into three classes, with one class elected each year for a three-year term. A total of 11 directors are authorized by National Bancshares’ Code of Regulations, Article III, section 1. There are currently eleven individuals serving as directors. One Class II director, Sara Steinbrenner Balzarini, has notified the Board that she does not wish to stand for reelection in 2010. If all nominees for Class II are elected at the Annual Meeting, there will be one vacancy in Class II. This vacancy can be filled at any time by a majority of the whole Board, although there are no immediate plans to do so. There is no vacancy in Class I or Class III.

Nominees for Election as Directors — The following table sets forth certain information with respect to the nominees for election as Class II Directors of National Bancshares, for terms to expire in 2013, who will be voted upon at the Annul Meeting. There were no agreements, arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for directors. If any nominee is unable or unwilling to serve as a director on the date of the Annual Meeting, the proxies will be voted for the election of a substitute nominee or nominees designated by the Board.

			Current
		Director	Term
	Age	since *	expires	Principal occupation in the last 5 years

Class II
Steve Schmid	58	1989	2013	Steve Schmid has served as President of Dairy Enterprises, Inc., a dairy products manufacturer and distributor serving a multi-state area, since December 2009. He previously served as President of Smith Dairy Products from 1986 to 2009 and Schmid Incorporated from 2006 to 2009. The Board concluded that Mr. Schmid should serve as a director of the Company primarily due to his experience as an executive in local business and significant community involvement. Mr. Schmid has been recognized for his entrepreneurial skills. In addition, Mr. Schmid has significant experience with the Company, having served on the Board for 20 years. This background enables Mr. Schmid to provide valuable insights to the Board.
James R. Smail	63	2009	2013	In addition to serving as Chairman, Director and Chief Executive Officer of J.R. Smail, Inc. since 1975, James R. Smail has served as Chairman and Director of Monitor Bancorp, Inc. since 1972 and Director and Audit Committee Member of Energy, Inc. since 2007, as well as numerous other directorships with energy, financial and ranching companies. The Board concluded that Mr. Smail should serve as a director of the Company primarily due to his experience in managing businesses and his experience in the financial institution industry as well as his entrepreneurial skills. This background enables Mr. Smail to provide valuable insights to the Board in evaluating the business conditions in markets in which the Company operates, as well as setting corporate strategy.
Albert W. Yeagley	62	1997	2013	Albert W. Yeagley has been employed by the J.M. Smucker Company since 1974. He has served as Vice President, Industry and Government Affairs since January of 2009. He previously served as Vice President of Quality Assurance at J.M. Smucker Company from 2001 to 2008. The Board concluded that Mr. Yeagley should serve as a director of the Company primarily due to his experience as a senior executive in a Fortune 500 company and his significant community involvement. In addition, Mr. Yeagley has significant experience with the Company, having served on the Board for 12 years. This background enables Mr. Yeagley to provide valuable insights to the Board in evaluating the business conditions in markets in which the Company operates.

Directors Continuing in Office — The following table sets forth certain information with respect to Class I and Class III Directors of National Bancshares. There were no agreements or understandings pursuant to which any of the persons listed below were elected as directors.

			Current
		Director	Term
	Age	since *	expires	Principal occupation in the last 5 years

Class III
John P. Cook, CPA, Ph.D.	62	2005	2011	John P. Cook, CPA, Ph.D. is a partner/shareholder of the firm of Long, Cook & Samsa, Inc., Certified Public Accountants / Consultants since December 2000. Previously, he was a Partner of Cook and Samsa, Certified Public Accountants. The Board concluded that Mr. Cook should serve as a director of the Company primarily due to his 37 years as a CPA with accounting and tax experience and his community involvement. This background enables Mr. Cook to provide valuable insights to the Board, particularly in evaluating the business conditions in markets in which the Company operates, as well as in setting corporate strategy.
John W. Kropf	66	1974	2011	John W. Kropf, Chairman of the Board, is an attorney and a has been a partner of the law firm Kropf, Wagner, Lutz & VanSickle, L.L.P. in Orrville, Ohio since 1977. Currently, he serves as Chairman of the Board of Baldwin Wallace College, in Berea, Ohio. The Board concluded that Mr. Kropf should serve as a director of the Company primarily due to his long experience as an attorney and businessman and his significant community involvement. In addition, Mr. Kropf has significant experience with the Company, having served on the Board for 35 years. This background enables Mr. Kropf to provide valuable insights to the Board, particularly in setting corporate strategy and compensating the Company’s management as well as evaluating the business conditions in markets in which the Company operates.

			Current
		Director	Term
	Age	since *	expires	Principal occupation in the last 5 years

David C. Vernon	69	2006	2011	David C. Vernon serves as President and Chief Executive Officer of National Bancshares and the Bank. Mr. Vernon served as Chairman Emeritus of Central Federal Corporation and its wholly owned subsidiary CFBank, a federally chartered savings association headquartered in Fairlawn in Summit County, Ohio, from May 15, 2008 until April 8, 2009. Mr. Vernon served as Vice Chairman of Central Federal Corporation and CFBank from January 1, 2006 until February 29, 2008. Mr. Vernon served as Chairman of Central Federal Corporation and CFBank from January 2003 until January 1, 2006. Mr. Vernon also served as Central Federal Corporation’s and CFBank’s Chief Executive Officer in 2003 and 2004 and as President of both companies from March 2003 to January 2005. Central Federal Corporation has securities registered under the Securities Act of 1934 and its stock trades on Nasdaq under the symbol “CFBK”. Before joining Central Federal Corporation and CFBank, Mr. Vernon was Chairman, President and Chief Executive Officer of Founders Capital Corporation in Akron, Ohio from September 2002 to February 2003; a Strategic Planning Consultant to Westfield Bank in Westfield, Ohio from May 2000 to July 2002; a consultant to Champaign National Bank in Urbana, Ohio from July 1999 to April 2002; and a Consultant to First Place Bank in Warren, Ohio from April 1999 to February 2001. In February 1999, Mr. Vernon retired as Chairman, President and Chief Executive Officer of Summit Bank, an Akron-area Community bank he founded in January 1991. The Board concluded that Mr. Vernon should serve as a director, as well as the President and Chief Executive Officer of the Company, due to his more than 40 years experience in and knowledge of the financial institution industry. Mr. Vernon has been recognized for his entrepreneurial skills. This background enables Mr. Vernon to provide valuable insights to the Board, particularly in evaluating the business conditions in markets in which the Company operates, as well as in setting corporate strategy and compensating the Company’s management.
Class I
Bobbi E. Douglas	51	1998	2012	Bobbi E. Douglas has served as Executive Director of STEPS at Liberty Center and Every Woman’s House, social service organizations, since 1985. The Board concluded that Ms. Douglas should serve as a director of the Company primarily due to her extensive experience as the executive director of prominent social service organizations and her significant community involvement. In addition, Ms. Douglas has significant experience with the Company, having served on the Board for 11 years. This background enables Ms. Douglas to provide valuable insights to the Board.
John L. Muhlbach, Jr.	63	2007	2012	John L. Muhlbach, Jr. is Vice President of A.A. Hammersmith Insurance, Inc since 2005. The Board concluded that Mr. Muhlbach should serve as a director of the Company primarily due to his experience in local business and significant community involvement as well as charitable and professional activities statewide. In addition, Mr. Muhlbach has experience with the Company, having served on the Board for two years. This background enables Mr. Muhlbach to provide insights to the Board in evaluating business conditions in markets in which the Company operates.

			Current
		Director	Term
	Age	since *	expires	Principal occupation in the last 5 years

Victor B. Schantz	57	2007	2012	Victor B. Schantz has served as President of the Schantz Organ Company, a custom manufacturer of pipe organs for churches, since 2001. The Board concluded that Mr. Schantz should serve as a director of the Company primarily due to his experience as an executive in local business, 14 years experience as a director of a local financial institution as well as significant community involvement. This background enables Mr. Schantz to provide valuable insights to the Board, particularly in evaluating the business conditions in markets in which the Company operates, as well as in setting corporate strategy and compensating the Company’s management.
Howard J. Wenger	67	1998	2012	Howard J. Wenger is the President of Wenger Excavating, Inc. since 1968, Lake Region Oil, Inc. since 1979 and Northstar Asphalt, Inc., Massillon Materials, Inc., and Stark Materials, Inc. since 1985, excavating and building materials companies operating from Dalton, Ohio. The Board concluded that Mr. Wenger should serve as a director of the Company primarily due to his long experience in managing businesses and his entrepreneurial skills. In addition, Mr. Wenger has significant experience with the Company, having served on the Board for 11 years. This background enables Mr. Wenger to provide valuable insights to the Board, particularly in evaluating the business conditions in markets in which the Company operates as well as in setting corporate strategy.

*	Indicates the year first elected to the Board of the Company or in Mr. Vernon’s case, the year in which he was appointed as a director by the Board.

The Board of National Bancshares and the board of directors of the Bank are comprised of the same ten individuals currently serving as directors; however, the Bank’s directors serve one-year terms. We expect all of National Bancshares’ directors, including the nominees standing for election at the Annual Meeting, will be nominated and elected to serve as directors of the Bank for the following year.

The Board has a mandatory retirement age of 75 years old. During 2010, there are no directors who will be attaining the age of 75.

There are no family relationships among any of National Bancshares’ directors, director nominees or executive officers. No director, director nominee or executive officer of National Bancshares, other than Mr. Smail, serves as a director of (l) a company with a class of securities registered under or that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934; or (2) any investment company registered under the Investment Company Act of 1940. None of National Bancshares’ directors, director nominees or executive officers have been involved in any legal proceedings concerning bankruptcy, either individually or in respect of any businesses with which they have been involved. In addition, none of the continuing directors or director nominees has been convicted of any crime, excluding traffic violations and similar minor offenses.

In 2002, the Federal Deposit Insurance Corporation issued an order against Mr. Smail arising out of allegations that Monitor Bank, for which he served as a director, violated Federal Reserve Regulation D. The alleged violations occurred as a result of another member of the Board of Directors of Monitor Bank writing overdrafts on his account and not being charged overdraft fees due to a computer coding error. Mr. Smail was not aware that the other board member of Monitor Bank was not being charged overdraft fees. Mr. Smail was ordered to pay a $5,000 civil money penalty. Mr. Smail consented to the entry of the order without admitting or denying any violations of law or regulation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTOR NOMINEES NAMED ABOVE IN THIS PROPOSAL NUMBER 1.

PROPOSAL NUMBER 2

RATIFICATION OF THE APPOINTMENT OF NATIONAL BANCSHARES’
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

At its March 9, 2010 Audit Committee meeting, the Audit Committee of National Bancshares recommended and approved the appointment of Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2010. National Bancshares is seeking the shareholders’ ratification of such action. Although ratification by the shareholders of National Bancshares’ independent registered public accounting firm is not required, National Bancshares deems it desirable to continue its established practice of submitting such selection to the shareholders. If our shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Crowe, and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our shareholders.

Crowe served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2009 and 2008. On September 1, 2008, Crowe changed their official name to Crowe Horwath LLP from Crowe Chizek and Company LLC. We expect one or more representatives of Crowe will attend the Annual Meeting, will have an opportunity to make a statement if the representative(s) desires to do so, and will be available to answer appropriate questions.

Crowe has informed the Company that all, or substantially all, of the audit and other services provided by Crowe were performed by full-time, permanent employees of Crowe. The Company paid Crowe for fees aggregating $97,421 for the fiscal year ended December 31, 2009 and $97,517 for the fiscal year ended December 31, 2008, consisting of the following:

Audit Fees — For the audit of the Company’s annual financial statements, and reviews of the financial statements included in National Bancshares’ Quarterly Reports on Form l0-Q, the Company paid Crowe aggregate fees of $83,900 for the fiscal year ended December 31, 2009, and $80,762 for the fiscal year ended December 31, 2008.

Audit-Related Fees — For all audit-related services provided, the Company paid Crowe aggregate fees of $4,621 for the fiscal year ended December 31, 2009 and $8,940 for the fiscal year ended December 31, 2008. The audit-related services and fees paid in 2009 were primarily related to the review accounting for an interest-rate swap and the temporary impairment of securities. The audit-related services and fees paid in 2008 were primarily related to the review of Form S-8 related to the stock option plan, the securitization of mortgage loans, the sale of the Visa credit card portfolio, and the other than temporary impairment of FHLMC Preferred Stock.

Tax Fees — For all tax services provided, the Company paid Crowe aggregate fees of $8,900 for the fiscal year ended December 31, 2009 and $7,815 for the fiscal year ended December 31, 2008. The tax services and fees paid in 2009 and 2008 were related to annual tax filings.

All Other Fees — The Company did not incur any other fees for the fiscal years ended December 31, 2009 and 2008.

The Audit Committee of the Company has adopted a policy that requires advance approval of all audit and permitted non-audit services provided by its independent registered public accounting firm, including the fees and terms for such services, prior to the engagement of the independent registered public accounting firm with respect to such services. The Chair of the Audit Committee has been delegated the authority by the Audit Committee to evaluate and pre-approve the engagement of the independent registered public accounting firm for audit and permitted non-audit services between the regularly scheduled meetings of the Audit Committee. The Chair must report all such pre-approvals to the entire Audit Committee at the next committee meeting. All of the services described above for the fiscal year ended December 31, 2009 were pre-approved for 2009 by the Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NUMBER 2.

CORPORATE GOVERNANCE

Meeting Attendance — The Board met twelve times in 2009. During the portion of 2009 in which he or she served as a director, every director attended at least 75% of the aggregate of (a) the total number of meetings of National Bancshares’ Board held in 2009; and (b) the total number of meetings held by all National Bancshares’ Board committees on which he or she served (the Board currently has four committees, the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation and Management Development Committee and the Charitable Giving Committee). The Board also encourages all directors to attend the Annual Meeting of National Bancshares’ shareholders, but has no formal policies regarding such attendance. All of the ten incumbent directors at the time of the 2009 National Bancshares Annual Meeting of Shareholders attended such annual meeting.

Board Leadership — While National Bancshares’ Chief Executive Officer is a member of the Board, the roles of Chief Executive Officer and Chairman of the Board are currently separate. The Board believes that separating the roles of Chief Executive Officer and Chairman of the Board permits the Chief Executive Officer to focus more on managing National Bancshares’ business operations as the Chairman has responsibility for leading the Board in its oversight function and consideration of corporate strategy. The Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board. Accordingly, the Board believes that National Bancshares’ interests are best served by separating the role of Chief Executive Officer and Chairman of the Board.

Director Independence — The Board has determined that all members of the Board are independent directors within the meaning of Rule 5605 (a)(2) of the marketplace rules of the NASDAQ Stock Market, with the exception of David C. Vernon and John W. Kropf.

Communications with the Board — Shareholders may communicate with one or more directors, or the entire Board, about matters of interest to those shareholders alone or to all shareholders. Management and the Board value dialogue with shareholders. If you desire to communicate with, or state your views and concerns to the Board, you may write to the Board, care of the Audit Committee, at 112 West Market Street, PO Box 57, Orrville, Ohio 44667. You must not expect a prompt substantive or detailed response. Your written communication will be taken into account by the Board.

Committees of the Board

The Board has four standing committees, the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation and Management Development Committee and the Charitable Giving Committee. In addition to the Board’s four standing committees, the Bank has an Executive Committee, which is comprised solely of members of the Board.

Audit Committee — Established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, the Audit Committee oversees the auditing, accounting and financial reporting processes of National Bancshares. In fulfilling its oversight and responsibilities, this committee, among other things, reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Members of the Audit Committee are Sara Steinbrenner Balzarini, John P. Cook, CPA, Ph. D., Howard J. Wenger and Albert W. Yeagley. These individuals also serve as the Audit Committee of the Bank, performing the same Audit Committee functions at the Bank.

Each year the Audit Committee reviews and assesses the adequacies of a written Audit Committee Charter. Any changes to the Charter are approved by the Board. A current copy of the Audit Committee Charter may be found on the Company’s website at www.discoverfirstnational.com.

In the opinion of the Board, none of the members of the Audit Committee have a relationship with National Bancshares, or the Bank, that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. In addition, none of them are, or have for the past three years, been executive officers of National Bancshares or the Bank. In the opinion of the Board, each member of the Audit Committee is an

“independent director,” as that term is defined in Rule 5605 (a)(2) of the marketplace rules of the NASDAQ Stock Market. John P. Cook, CPA, Ph. D. has been designated as the “Audit Committee Financial Expert” by the Board.

The Audit Committee has engaged Crowe Horwath LLP to continue its service as independent registered public accounting firm (independent auditors) for 2010. Consistent with the Audit Committee Charter, and to ensure the auditor will be considered independent under the rules of the Securities and Exchange Commission (“SEC”), the independent auditor will be engaged and its compensation will be established solely by the Audit Committee. All audit and other services provided by the independent auditor must be approved in advance by the Audit Committee, with limited exceptions permitted by SEC rules. The Audit Committee exercises exclusive oversight of the independent auditor, which reports directly to the Audit Committee. National Bancshares common shares are not currently listed on a public stock exchange, but are traded in the Over-The-Counter market. During fiscal year 2009, the Audit Committee met four (4) times.

Audit Committee Report — The Audit Committee has submitted the following report for inclusion in this proxy statement:

The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2009 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Crowe Horwath LLP, National Bancshares’ independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61(SAS), as amended, “Communications with Audit Committees.” The Audit Committee has received the written disclosures and the letter from Crowe Horwath LLP required by Independence Standards Board Standard (ISBS) No. 1 “Independence Discussion with Audit Committees,” and has discussed with Crowe Horwath LLP the independent auditor’s independence.

The Audit Committee has reviewed the non-audit services currently provided by National Bancshares’ independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the independent auditors.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of National Bancshares Corporation be included in its Annual Report on Form 10-K for the year ended December 31, 2009 and filed with the Securities and Exchange Commission.

Submitted by the Members of the Audit Committee,

Sara Steinbrenner Balzarini
John P. Cook
Howard J. Wenger
Albert W. Yeagley

Corporate Governance and Nominating Committee — The Corporate Governance and Nominating Committee, created in March 2007, is responsible for assisting the Board in identifying and recommending individuals for nomination as members of the Board and its committees, and for developing, recommending to the Board and implementing a set of corporate governance principles applicable to the Company, its directors, officer and employees. Members of the Corporate Governance and Nominating Committee are John W. Kropf (Chairman of the Board), Bobbi E. Douglas and Steve Schmid. John W. Kropf is not an independent director within the meaning of Rule 5605(a)(2) of the marketplace rules of the NASDAQ Stock Market. The Corporate Governance and Nominating Committee has not employed any third party consultants to identify suitable director candidates. During fiscal year 2009, the Corporate Governance and Nominating Committee met one time.

The process for identifying director candidates is a highly subjective one that is not based solely upon facts about a candidate’s credentials. The process includes existing directors’ perceptions about a candidate, their analysis of Board strengths and weaknesses, projections about future Board needs and the candidate’s ability to address them, and a variety of other subjective and intangible factors. An evaluation of the director candidate’s attributes include, but is not limited to, the following:

•	Background, business and leadership experience;

•	Knowledge of banking;

•	Potential contribution to the direction of the Company;

•	Ability to promote business growth through business and community contacts and referrals;

•	Reputation in the community;

•	Special skills in matters of interest to the Company, such as accounting, finance, legal, or regulatory experience;

•	Point of view concerning the existing and future business of the Company, including but not limited to the Bank’s competitive position and its role as an independent community banking organization;

•	Investment in the common shares of National Bancshares and commitment to investing in the common shares of National Bancshares over time;

•	Ability to communicate with, and to work cooperatively in, a diverse group of directors;

•	Qualify as an independent director under evolving corporate governance standards and marketplace rules of the NASDAQ Stock Market; and

•	Any business interests or other commitments or interests that might interfere with the ability to participate fully in the affairs of the board and its committees

While the Board does not maintain a policy regarding diversity, the Board does consider the diversity of the Board when considering director nominees.

Shareholders have the right to make nominations to the Board, including the right to nominate one or more persons to fill director vacancies, but National Bancshares’ Code of Regulations does not specify a shareholder nomination procedure. A shareholder desiring to nominate a director candidate should deliver to National Bancshares’ Secretary written notice containing information about the nominee, including the name and age of the nominee, the nominee’s principal occupation, and the number of common shares of National Bancshares the nominee owns. The written consent of the nominee to serve as a director must also be provided. The shareholder’s notice should be delivered to National Bancshares’ Secretary by December 31 if the shareholder desires that his or her nominee be considered for nomination at the annual meeting in the following year. The notice should also contain information about the shareholder making the nomination, including (1) the name and address of the shareholder (or of the beneficial owner, if any, on whose behalf the nomination is made); (2) a representation that the shareholder is a holder of record of National Bancshares common shares entitled to vote at the annual meeting and that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person specified in the notice; (3) the number of common shares of National Bancshares owned beneficially and of record by the shareholder (and by the beneficial owner, if any, on whose behalf the nomination is made); (4) a description of all arrangements or understandings under which the nomination is being made between or among any of (a)  the shareholder; (b) the beneficial owner on whose behalf the notice is given; (c) each nominee; and (d) any other person, naming that person; and (5) such other information about the nominee as is required in a proxy statement filed under the proxy rules of the SEC.

The Corporate Governance and Nominating Committee will consider a shareholder’s nomination for director, however, such Committee has final authority to decide who the director nominees will be, based on the Committee’s assessment of the factors outlined above.

The Corporate Governance and Nominating Committee has adopted a charter, which was approved by the Board. A copy of the Corporate Governance and Nominating Committee Charter may be found on the Company’s website at www.discoverfirstnational.com.

Compensation and Management Development Committee — The Compensation and Management Development Committee, created in March 2007, is responsible for evaluating the director and officer compensation plans, policies, and programs of the Company and recommending the same to the Board of Directors for approval. The Compensation and Management Development Committee was created to assist the Board in the discharge of the Board’s responsibilities relating to compensation for the Company’s directors and Chief Executive Officer. Members of the Compensation and Management Development Committee are John W. Kropf (Chairman of the

Board), Steve Schmid and Howard J. Wenger. John W. Kropf is not an independent director within the meaning of Rule 5605(a)(2) of the marketplace rules of the NASDAQ Stock Market. During fiscal year 2009, the Compensation and Management Development Committee met one time.

The Compensation and Management Development Committee, in consultation with the Chief Executive Officer, establishes the general compensation philosophy and oversees the review, development and implementation of the Company’s compensation programs. The Compensation and Management Development Committee’s compensation philosophy is to reward both individual performance and Company performance, while maintaining compensation at a level consistent with compensation paid to directors and executive officers of comparably sized financial institutions in the Company’s market. The Compensation and Management Development Committee, without consultation with the Chief Executive Officer, is responsible for reviewing and recommending to the Board the Chief Executive Officer’s compensation based on the Chief Executive Officer’s performance in reaching the individual performance goals established by the Compensation and Management Development Committee.

The Compensation and Management Development Committee has the authority to discharge its duties and responsibilities, including the authority to obtain information from the officers of the Company, select, retain, terminate, and approve the fees and terms of compensation of experts or consultants, or legal counsel, as it deems appropriate.

The Compensation and Management Development Committee has adopted a charter, which was approved by the Board. A copy of the Compensation and Management Development Committee Charter may be found on the Company’s website at www.discoverfirstnational.com.

Charitable Giving Committee — The Charitable Giving Committee, created on August 21, 2007, is responsible for identifying and recommending charitable giving and other philanthropic opportunities to the Board in accordance with the Charitable Giving Policy of the Company. Members of the Charitable Giving Committee are John W. Kropf (Chairman of the Board), Bobbi E. Douglas and Steve Schmid. A copy of the Charitable Giving Policy may be found on the Company’s website at www.discoverfirstnational.com.

Executive Committee of the Bank — The Executive Committee of the Bank (the “Executive Committee”) performed the functions of a nominating committee and a compensation committee prior to the creation of the Corporate Governance and Nominating Committee and the Compensation and Management Development Committee. Members of the Executive Committee, who are also directors of National Bancshares, include John W. Kropf (Chairman of the Board), Steve Schmid and David C. Vernon (President and Chief Executive Officer of the Company). During fiscal year 2009, the Executive Committee met 12 times. In general, the Executive Committee is responsible for Bank asset and liability management, interest rate risk management and functions as the board loan committee when the full board is not in session. The Executive Committee also exercises much of the authority of the Bank’s board of directors when the full board is not in session.

Board Role in Risk Oversight — Risk is inherent in any business and National Bancshares’ management is responsible for the day-to-day management of risks that National Bancshares faces. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Chairman of the Board meets regularly with the Chief Executive Officer to discuss strategy and risks facing National Bancshares. Senior management attends the Board’s monthly meetings in order to address any questions or concerns raised by the Board on risk management-related and any other matters.

The Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation and Management Development Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from National Bancshares’ compensation policies and programs. The Corporate Governance and Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for directors and executive officers, and corporate governance. All of these committees report back to the full Board as to the committee’s activities and matters discussed and reviewed at the committee’s meetings.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

											Nonqualified
										Non-equity	Deferred
						Stock		Option		Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary($)		Bonus($)		Awards($)		Awards($)		Compensation($)	Earnings($)	Compensation($)		Total($)

David C. Vernon	2009	$265,500	(1)	$—		$24,518	(3)	$—		$—	$—	$31,560	(4)	$321,578
President and Chief Executive Officer of National Bancshares	2008	$265,500	(1)	$25,000	(2)	$—		$18,300	(5)	$—	$—	$24,993	(6)	$333,793
and the Bank
James R. VanSickle	2009	$135,000		$3,000	(7)	$9,807	(8)	$—		$—	$—	$11,105	(9)	$158,912
Senior Vice President and Chief Financial Officer of National	2008	$130,417		$10,000	(10)	$—		$9,150	(11)	$—	$—	$10,002	(12)	$159,569
Bancshares and the Bank
Thomas R. Poe	2009	$132,000		$5,016	(13)	$9,695	(14)	$—		$—	$—	$14,238	(15)	$160,949
Senior Vice President and Senior Loan	2008	$—		$—		$—		$—		$—	$—	$—		$—
Officer of the Bank

(1)	Compensation reported in this column includes Directors Fees of $16,200.

(2)	Bonus amount reported in this column was earned by Mr. Vernon in 2007, but paid on January 15, 2008.

(3)	Amount reported in this column represents a restricted stock award granted on December 15, 2009 for 1,750 shares at $14.01 per share, the current market value of the shares on the date of grant.

(4)	Compensation reported in this column includes perquisites of housing reimbursement of $12,783, mileage reimbursement of $8,649, employer portion of health insurance coverage of $3,528 and employer contributions under the Bank’s 401(k) plan of $6,600.

(5)	Compensation reported in this column represents the fair value of a non-qualified stock option award at the date of grant.

(6)	Compensation reported in this column includes perquisites of housing reimbursement of $13,121, mileage reimbursement of $8,300 and employer portion of health insurance coverage of $3,572.

(7)	Bonus amount reported in this column was earned by Mr. VanSickle in 2008 and paid on January 15, 2009.

(8)	Amount reported in this column represents a restricted stock award granted on December 15, 2009 for 700 shares at $14.01 per share, the current market value of the shares on the date of grant.

(9)	Compensation reported in this column includes employer portion of health insurance coverage of $5,879, employer contributions under the Bank’s 401 (k) plan of $4,950; and $276 cash payment from the Bank equal to 20% of the purchase price of 100 National Bancshares common shares acquired by the employee on the open market.

(10)	Bonus amount reported in this column was earned by Mr. VanSickle in 2007 and paid on January 15, 2008.

(11)	Compensation reported in this column represents the fair value of a non-qualified stock option award at the date of grant.

(12)	Compensation reported in this column includes employer portion of health insurance coverage of $5,645, employer contributions under the Bank’s 401 (k) plan of $4,057; and $300 cash payment from the Bank equal to 20% of the purchase price of 100 National Bancshares common shares acquired by the employee on the open market.

(13)	Bonus amount reported in this column represents cash paid on December 31, 2009 to satisfy the withholding obligation of a restricted stock award granted on December 15, 2009.

(14)	Amount reported in this column represents a restricted stock award granted on December 15, 2009 for 1,050 shares at $14.01 per share, the current market value of the shares on the date of grant.

(15)	Compensation reported in this column includes employer portion of health insurance coverage of $8,248, employer contributions under the Bank’s 401 (k) plan of $5,700; and $290 cash payment from the Bank equal to 20% of the purchase price of 100 National Bancshares common shares acquired by the employee on the open market.

Narrative Discussion to the Summary Compensation Table

Employment Agreement with Mr. Vernon — In December 2006, the Company entered into an employment agreement with Mr. Vernon. Effective November 18, 2008, the term of Mr. Vernon’s employment period was amended to continue until December 31, 2011 and shall be automatically extended for one year periods thereafter, unless Mr. Vernon receives written notice from the Board of Directors on or before November 30, 2011 that the employment period will end on December 31, 2011.

Mr. Vernon’s employment agreement and amendments thereto entitled him to an annual salary of $225,000 beginning November 14, 2006 and such salary remained the same through the end of fiscal year 2007. Pursuant to resolutions adopted by the Board of Directors on November 20, 2007, effective January 1, 2008, Mr. Vernon’s salary was increased to $250,000 and he was granted a bonus in the amount of $25,000 payable on January 15, 2008. Mr. Vernon’s salary increase and bonus payment were based on the 47% increase in earnings over 2006 and the overall improvement of the Bank’s performance.

As part of the Mr. Vernon’s employment agreement and amendments thereto, the Bank reimbursed Mr. Vernon for reasonable expenses incurred by him on behalf of the Bank in performance of his duties, including weekly travel to and from his home in Cincinnati, Ohio, at the standard mileage rate as set forth by the Internal Revenue Service, $0.505 per mile from the January 1, 2008 through June 30, 2008 and $0.585 per mile from July 1, 2008 through December 31, 2008. Pursuant to Mr. Vernon’s employment agreement and amendments thereto, the Bank reimbursed Mr. Vernon for reasonable housing expenses in Wayne County, Ohio, where he resides during the business week, in the amount of $1,093 per month. The various reimbursement amounts that were paid during fiscal year 2008 to Mr. Vernon are included in the “All other compensation” column of the Summary Compensation Table.

Equity Incentive Plan — On February 19, 2008, the Board adopted an Equity Incentive Plan (the “Equity Incentive Plan”), which was approved by the shareholders at the 2008 Annual Meeting. A key objective of the Equity Incentive Plan is to promote the success of the Company’s business by providing appropriate equity incentives to officers, employees, consultants and non-employee directors. The Equity Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock, other stock-based awards and performance-based compensation (sometimes referred to individually or collectively as “Awards”). All Awards granted under the Equity Incentive Plan shall be evidenced by an Award Agreement.

The Equity Incentive Plan helps the Company to (i) attract and retain qualified non-employee directors, executives and other key employees and consultants with appropriate equity-based awards, (ii) motivate high levels of performance, (iii) recognize employee contributions to the Company’s success, and (iv) align the interest of Equity Incentive Plan participants with those of the Company’s shareholders.

The Equity Incentive Plan also helps the Company to remain competitive for qualified non-employee directors and executives, and skilled employees and consultants in the banking industry, particularly against similar companies competing for the same talent pool.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
			Equity						Equity
			Incentive Plan					Equity	Incentive Plan
			Awards:					Incentive Plan	Awards:
	Number of	Number of	Number of					Awards:	Market or
	Securities	Securities	Securities				Market Value of	Number of	Payout Value of
	Underlying	Underlying	Underlying			Number of Shares	Shares of Units	Unearned Shares,	Unearned Shares,
	Unexercised	Unexercised	Unexercised	Option	Option	or Units of Stock	of Stock That	Units or Other	Units or Other
	Options(#)	Options(#)	Unearned	Exercise	Expiration	That Have Not	Have Not	Rights That Have	Rights That Have
Name	Exercisable	Unexercisable	Options(#)	Price($)	Date	Vested(#)	Vested(#)	Not Vested(#)	Not Vested($)

David C. Vernon		10,000 (1)		$18.03	5/20/2018
James R. VanSickle		5,000 (1)		$18.03	5/20/2018
Thomas R. Poe		0		$0	—

(1)	These stock options become exercisable in one-fifth increments over five years commencing May 20, 2009.

Director Compensation Table

					Non-Equity	Non-Qualified
	Fees Earned				Incentive	Deferred
	or Paid		Stock	Option	Plan	Compensation	All Other
Name	In Cash($)		Awards($)	Awards($)	Compensation($)	Earnings($)	Compensation($)		Total($)

Sara Steinbrenner Balzarini	$16,200	(1)	$—	$—	$—	$—	$2,202	(5)	$18,402
John P. Cook	$18,700	(2)	$—	$—	$—	$—	$—		$18,700
Bobbi E. Douglas	$16,200	(1)	$—	$—	$—	$—	$—		$16,200
John W. Kropf	$40,200	(3)	$—	$—	$—	$—	$753	(6)	$40,953
John L. Muhlbach, Jr.	$16,200	(1)	$—	$—	$—	$—	$—		$16,200
Victor B. Schantz	$16,200	(1)	$—	$—	$—	$—	$—		$16,200
Steve Schmid	$16,200	(1)	$—	$—	$—	$—	$—		$16,200
James R. Smail	$10,800	(4)	$—	$—	$—	$—	$—		$10,800
Howard J. Wenger	$16,200	(1)	$—	$—	$—	$—	$—		$16,200
Albert W. Yeagley	$16,200	(1)	$—	$—	$—	$—	$—		$16,200

(1)	Compensation reported in this column includes the monthly retainer for serving as a director of the Company.

(2)	Compensation reported in this column includes the monthly retainer for serving as a director of the Company and for serving as Audit Committee Chairperson.

(3)	Compensation reported in this column includes the monthly retainer for serving as a director of the Company and for serving as Chairman of the Board.

(4)	Compensation reported in this column includes the monthly retainer for serving as a director of the Company for the period beginning on May 19, 2009, the date on which Mr. Smail was elected as a director of the Company.

(5)	Compensation reported in this column includes health insurance coverage provided by the Bank through March 2009, at which time the Bank discontinued the benefit to directors of the Company.

(6)	Compensation reported in this column includes health insurance coverage provided by the Bank through January 2009, at which time Mr. Kropf discontinued his health insurance coverage.

Narrative to the Director Compensation Table

Director Fees — For 2009, the members of the Board received a monthly retainer of $1,350 for serving as Board members. The Chairman of the Board receives an additional monthly retainer of $2,000. During 2009, the Board met 12 times. On an annual basis, the compensation for the Board and the related committees is reviewed and re-evaluated by the Board. Board members have the option to receive a semi-annual payment in cash or to defer these fees.

The Deferred Directors’ Fees Plan provides each director the option to defer his or her director fees until retirement, up to a maximum of $2,500 per month. The Bank credits interest to a director’s deferred compensation account on December 31 of each year at an interest rate equal to twice the one-year treasury rate as of December 31 of each year, but in no case at a rate less than 8%. However, for years beginning after 2006, the interest rate will equal the Bank’s 12-month certificate of deposit rate. After retirement, the director receives his or her deferred compensation account balance in equal monthly or annual installments for 10 years, or in a lump-sum payment. None of the directors participated in the Deferred Directors’ Fees Plan during fiscal year 2009.

For 2009, the Chairperson of the Bank’s Audit Committee received an additional annual retainer of $2,500. The Bank’s Audit Committee, which is comprised of the same people who serve on National Bancshares’ Audit Committee and meet simultaneously, met four times in 2009.

Retirement Benefits and Deferred Compensation — In August 1994 the Bank implemented a director retirement benefit and death benefit plan for all directors, entitled the Directors Defined Benefit Plan (the “Director Plan”). The Director Plan is designed to provide an annual retirement benefit to each director after his or her board service terminates and he or she attains age 70. The retirement benefit is an annual benefit equal to $1,000 multiplied by the years of board service after August 1994. For service during part of a year, a period of six months or more is considered a full year, but a period less than six months is disregarded. The annual retirement benefit is payable for the lifetime of the director, but in no event for fewer than 15 years. If a director dies before receiving 15 annual payments, the balance of the payments is paid to the director’s designated beneficiary or beneficiaries. If a director dies while serving on the Bank’s board, the Bank will pay the director’s designated beneficiary or beneficiaries 15 successive annual benefit payments, each equal to $1,000 for each year of service from, and after, August 1994 through the date of the director’s death, with the following qualification. If the director has not yet reached seventy (70) years of age at the date of death and is insurable, and the Bank has purchased insurance on his or her life, it shall be assumed for the purpose of calculating this annual benefit that the Director died at age seventy (70). If a director dies before age 70 but after having first terminated director service, the Bank will pay the former director’s designated beneficiary or beneficiaries an annual benefit for 15 years equal to $1,000 for each year of board service from, and after, August 1994 through the director’s termination of board service. The Directors Plan was curtailed during 2007. No additional accrual benefits can be earned as a result of the curtailment.

The Bank purchased insurance policies on the lives of the directors as an informal financing mechanism for the Bank’s post-retirement obligations under the Directors Defined Benefit Plan. Since the Bank is the sole beneficiary of the life insurance policy, the directors have no interest in this policy. Although the Bank expects the policies on the directors’ lives to serve as a source of funds for the director retirement benefits payable under the Directors Defined Benefit Plan Agreements, the directors’ contractual entitlements under the Directors Defined Benefit Plan Agreements are not funded and remain contractual liabilities of the Bank, payable when a director terminates service and attains age 70. As mentioned previously, the Bank has a mandatory retirement age of 75 years old for all directors.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

Directors, officers and their associates were customers of, and had transactions with, the Bank in the ordinary course of business in 2009. Similar transactions can be expected in the future. All loans and loan commitments involving directors, officers and their associates were made by the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. All loans and loan commitments with directors and executive officers require advanced approval by the Bank’s board of directors.

Director John W. Kropf is an attorney in private practice with the law firm Kropf, Wagner, Lutz & VanSickle, L.L.P., which performs legal services for the Company from time to time. Kropf, Wagner, Lutz & VanSickle, L.L.P. owns 51% of First Kropf Title, L.L.C.’s equity interests. Payments of approximately $65,947 in 2009 and $22,815 in 2008 for various title services were made to First Kropf Title, L.L.C. by mortgage loan borrowers of the Bank. All, or substantially all, of First Kropf Title, L.L.C.’s customers are mortgage loan borrowers referred by the Bank. Through his interest in the law firm, Mr. Kropf may be deemed to have an approximate 14% indirect interest in First Kropf Title, L.L.C.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of National Bancshares and any person who owns more than 10% of a registered class of National Bancshares’ equity securities to file with the SEC initial reports of ownership, and reports of changes in ownership, of National Bancshares’ common shares. During the fiscal year ended December 31, 2009, Steve Schmid, director of National Bancshares, failed to file a report required by Section 16(a) of the Securities Exchange Act of 1934 due to an unintentional oversight. The appropriate report was filed with the SEC by Steve Schmid on November 27, 2009. Also, during the fiscal year ended December 31, 2009, James R. Smail failed to file a report required by Section 16(a) of the Securities Exchange Act of 1934 due to an unintentional oversight. The appropriate report was filed with the SEC by James R. Smail on November 12, 2009.

PROPOSALS OF SECURITY HOLDERS

Shareholders desiring to submit a proposal for inclusion in National Bancshares’ proxy materials for the 2011 annual meeting must submit the proposals to National Bancshares at its executive offices no later than November 26, 2010. We will not include in our proxy statement, or form of proxy, for the 2011 annual meeting a shareholder proposal received after that date or that otherwise fails to satisfy the requirements for shareholder proposals established by SEC rules and regulations. Proposals should be sent to David C. Vernon, President and CEO, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667.

If a shareholder intends to present a proposal at the 2011 annual meeting without seeking to include the proposal in National Bancshares’ proxy materials for that meeting, the shareholder must give advance notice to National Bancshares at the address set forth in the preceding paragraph. The shareholder must give such notice at least 45 days before the date in 2011 corresponding to the mailing date of this proxy statement for the 2010 Annual Meeting. This proxy statement is being mailed to shareholders on, or about, March 29, 2010, the date 45 days before the corresponding mailing date in 2011 is therefore February 12, 2011. Accordingly, if you desire to present a proposal at the 2011 annual meeting of shareholders without seeking to include the proposal in National Bancshares’ proxy materials for that meeting, you should provide notice of the proposal to National Bancshares no later than February 11, 2011. If you fail to do so, National Bancshares’ management proxies for the 2011 annual meeting will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in National Bancshares’ proxy materials.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, the other holder of record, direct your written request to National Bancshares Corporation, Attn: James R. VanSickle, 112 West Market Street, PO Box 57, Orrville, Ohio 44667, or telephone 330-682-1010. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker, the other holder of record or National Bancshares.

ANNUAL REPORT

Our 2009 Annual Report has been mailed to persons who were shareholders as of the close of business on March 5, 2010. Additional copies may be obtained without charge by written request. The 2009 Annual Report is not part of these proxy-soliciting materials and is not incorporated in this proxy statement by reference. National Bancshares files periodic reports and other information with the SEC under the Securities Exchange Act of 1934. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 100 F Street, NE, Washington, D.C. 20549. The SEC maintains an Internet web site containing reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that web site is http://www.sec.gov.

A copy of National Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC but without exhibits, will — on or after April 1, 2010 — be furnished without charge upon written request directed to Mr. James R. VanSickle, Chief Financial Officer, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667.

OTHER BUSINESS

The Board is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters properly come before the Annual Meeting, proxies in the accompanying form will be voted on those other matters in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the Annual Meeting.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
NATIONAL BANCSHARES CORPORATION
Annual Meeting of Shareholders to be Held April 22, 2010 This Proxy is Solicited on Behalf of the Board of Directors
     KNOW ALL PERSONS BY THESE PRESENT: That I/We, the undersigned Shareholder or Shareholders of National Bancshares Corporation, Orrville, Ohio, do hereby nominate, constitute and appoint John P. Cook, John L. Muhlbach, or any one of them, (with substitution, for my or our stock and in my or our name, place and stead) to vote all the common stock of said Company, standing in my or our name, on its books on March 5, 2010, at the Annual Meeting of Shareholders to be held at the OPERATIONS CENTER OF FIRST NATIONAL BANK, 1444 NORTH MAIN STREET, ORRVILLE, OHIO, on April 22, 2010 at 2:00 o’clock p.m., or at any adjournment thereof with all the powers the undersigned would possess if personally present. The shares will be voted in accordance with my specifications.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

Proposals

		For	With- hold	For All Except
1.	Elect Three (3) Directors to Serve a Three (3) Year Term as Directors of the Company Until Expiration of Their Term in 2013 (Except as marked to the contrary below):	☐	☐	☐

Steve Schmid, James R. Smail, Albert W. Yeagley

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	Ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2010: Crowe Horwath LLP	☐	☐	☐
     The Board of Directors recommends a vote “FOR” the director nominees, a vote “FOR” the ratification of the independent auditors for the year ending December 31, 2010. (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.)
     IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
     INSTRUCTIONS: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

é      Detach above card, sign, date and mail in postage paid envelope provided.      é
NATIONAL BANCSHARES CORPORATION
     INSTRUCTIONS: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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